VIA EDGAR                                    April 9, 2024

Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
    Symetra Separate Account SL ("Depositor") (File No. 811-04909)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Separate Account SL, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the annual and/or semi-annual reports for the underlying funds have been transmitted to policy owners accordingly.

We incorporate by reference reports for the following underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
ALPS Variable Investment Trust	811-21987
American Century Variable Portfolios II Inc.	811-10155
American Century Variable Portfolios Inc.	811-05188
American Funds Insurance Series	811-03857
Calvert Variable Products, Inc.	811-04000
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Stock Index Fund Inc.	811-05719
BNY Mellon Variable Investment Fund	811-05125
Federated Hermes Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Neuberger Berman Advisers Management Trust	811-04255
PIMCO Variable Insurance Trust	811-08399
Pioneer Variable Contracts Trust /MA/	811-08786
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund V	811-05361
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651
Wanger Advisors Trust	811-08748

If you have any questions regarding this filing, please contact me at (515) 471-8159.

Sincerely,

/s/ Darlene K. Chandler

Darlene K. Chandler
Senior Vice President and Associate General Counsel